UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 9, 2018

Rennova Health, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-35141	68-0370244
(Commission File Number)	(I.R.S. Employer Identification No.)

400 S. Australian Avenue, Suite 800, West Palm Beach, Florida	33401
(Address of Principal Executive Offices)	(Zip Code)

(561) 855-1626
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01. Entry into a Material Definitive Agreement

On February 14, 2018, Rennova Health, Inc. (the “Company”) entered into a Common Stock Purchase Agreement (the “Agreement”) with two investors pursuant to which the Company agreed to sell an aggregate of 200,000 shares of common stock of NanoVibronix, Inc. owned by the Company (the “Shares”). The purchase price was $4.00 per Share. The Shares were acquired by the Company as the result of an investment originally made in 2011.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is attached hereto as Exhibit 10.163 and is incorporated by reference herein.

Item 3.02.	Unregistered Sales of Equity Securities

As previously announced, on October 30, 2017 the Company entered into Exchange Agreements (the “Exchange Agreements”) with the holders of the Company’s $9,016,136 aggregate principal amount of Senior Secured Original Issue Discount Convertible Debentures due September 19, 2019 (the “Debentures”). The Exchange Agreements provide that the holders may, from time to time, exchange their Debentures for shares of a newly-authorized Series I-2 Convertible Preferred Stock of the Company (the “Preferred Stock”). The Exchange Agreements permit the holders of the Debentures to exchange specific principal amounts of the Debentures on various dates from December 2, 2017 through March 1, 2018. Any exchange is at the option of the holders.

The holders exercised their right to exchange Debentures for shares of Preferred Stock for the first time on February 9, 2018. On that date, the holders elected to exchange an aggregate of $1,384,556.10 principal amount of Debentures and the Company issued an aggregate 1,730.7 shares of Preferred Stock.

The shares of Preferred Stock were issued in reliance on the exemption from registration contained in Section 3(a)(9) of the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Exhibit Description

10.163	Common Stock Purchase Agreement, dated as of February 14, 2018, by and among Rennova Health, Inc. and the purchasers named on the signature pages thereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 15, 2018	RENNOVA HEALTH, INC.

	By:	/s/ Seamus Lagan
Seamus Lagan
Chief Executive Officer
(principal executive officer)

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